 MIDAS INVESTORS

Investing in Mining Shares and Gold,
Platinum and
Silver Bullion for Long
Term Capital Appreciation

A Member of the Midas Funds Family

Semi-Annual Report
June 30, 1999

MIDAS INVESTORS

 11 Hanover Square, New York, NY 10005
1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services
www.midasfunds.com

August 12, 1999

Fellow Shareholders:

 We are very pleased to submit this Semi-Annual Report for Midas Investors Ltd. (formerly Bull & Bear Gold Investors Ltd.) and to note that the Fund's total return was +1.42% for the six months, versus a negative result of -2.33% for the Morningstar Specialty - Precious Metals mutual fund category for the same period.

Gold Demand Sets New High

The most recent Report from the World Gold Council confirms the strong fundamentals of the market. Gold demand in the second quarter rose 16% from the corresponding quarter last year to reach a record quarterly high of 810 tons, just above the previous peak set in the forth quarter of 1998. This resulted from a rise of 13% in worldwide jewelry demand, and a 32% increase in investment demand compared with the same period last year. Overall, gold demand in the first half of the year was 35% higher than the first half of 1998, which was adversely affected by the Asian economic and currency crisis. The statistics indicate that recovery in Asia, the most important gold consuming region, is well underway.

 The promising signs of recovery in the gold market in the early months of the year were hurt by the early May announcement that the Bank of England would sell slightly more than half of its gold reserves over the next few years. This would take place in the form of auctions of 25 tons of gold every two months, for the first year at least. The amount, in itself, is small relative to the total size of the gold market. But the unexpected nature of the news, plus the fact that, oddly, it was announced before rather than after the sale, depressed the price of gold down from $290 to $260.

 Although gold stocks weakened during the period, it is encouraging that they remained well above the lows of late August last year, despite gold falling to a new low. The larger, quality companies have been successful in reducing costs to weather the current low price environment. Forward sales hedge positions have helped protect revenues for a number of gold producers, and some diversified mining and mining equipment companies have seen higher prices for their shares. The Fund's holdings in platinum and jewelry retailing companies have also performed nicely against the trend, as demand for platinum for car exhaust systems and precious metals jewelry remains strong.

 Since mid-year, gold has recovered from a twenty year low of $253 to around $260, reflecting increased investment demand in anticipation of possible Y2K problems and a stock market correction. Gold stocks are demonstrating increasing relative strength, with the price ratio between the gold mining stocks and gold bullion continuing to expand. Any meaningful recovery in gold prices could generate significant returns in the stocks.

Convenient Ways to Increase Your Account

To take advantage of this investment background and currently low prices, we recommend building your account on a regular basis, which can be done safely, automatically and conveniently through our Midas Bank Transfer Plan, Midas Salary Investing Plan and Midas Government Direct Deposit Plan. For information on any of these free services, give us a call and we will help you get started.

 If you have any questions or would like information on any of the Midas Funds, or the Midas Traditional, Roth or Education IRA, we would be pleased to hear from you. Just call toll-free
1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part.

Sincerely, Thomas B. Winmill President and Portfolio Manager

  Midas Fund

  Seeking capital appreciation and protection against inflation, with current income as a secondary goal.
  Midas Investors

  Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.
  Midas Magic

  The Fund seeks its objective of long term capital appreciation by investing primarily less in equity securities that, in the opinion of the Investment Manager, are available at prices less than their intrinsic value.
  Midas Special Equities Fund

  Invests aggressively for maximum capital appreciation.
  Midas U.S. and Overseas Fund

  Invests worldwide for the highest possible total return.
  Dollar Reserves

  A high quality money market fund investing in U.S. Government securities. A portion of income is generally free from state income and intangible personal property taxes. Free unlimited check writing with only a $250 minimum per check.

For 24 hour automated service, visit www.midasfunds.com or call 1-888-503-VOICE (8642). For an account application and prospectus containing more complete information, including charges and expenses, call 1-800-400-MIDAS (6432). Please read the prospectus carefully before you invest or send money. Investor Service Center, Inc., Distributor.

MIDAS INVESTORS LTD.
Schedule of Portfolio Investments - June 30, 1999 (Unaudited)

Shares		Market Value
	COMMON STOCKS AND WARRANTS (97.6%)
	North America (76.8%)
10,500	Agnico-Eagle Mines Ltd.	$ 64,969
2,000	Alcoa Inc.	123,750
13,000	Barrick Gold Corp.	251,875
6,000	The Broken Hill Proprietary Company Limited	142,125
5,000	Cominco Ltd.	85,625
3,000	CRH plc	54,750
5,200	Continental Materials Corp.*	100,750
45,000	Dallas Gold and Silver Exchange, Inc.	174,375
10,000	Engelhard Corp.	226,250
5,000	Euro-Nevada Mining Corp.	59,860
1,000	Florida Rock Industries, Inc.	45,500
70,500	Golden Cycle Gold Corp.* (2)	489,094
19,200	Goldcorp Inc. Class A	96,000
10,000	Homestake Mining Company	81,875
55,000	Meridian Gold Inc.*	254,375
2,000	Mine Safety Appliances Co.	128,000
4,000	Mueller Industries, Inc.*	135,750
5,300	Navistar International Corp.	265,000
3,000	Newmont Mining Corp.	59,625
15,000	OroAmerica, Inc.*	105,000
333,333	Oxus Resources Corp. Units (1)*	195,000
3,000	Phelps Dodge Corp.	185,813
17,500	Placer Dome Inc.	206,719
1,000	Reliance Steel & Aluminum Co.	39,000
100,000	Rio Narcea Gold Mines, Ltd.* (2)	57,819
4,000	Ryerson Tull, Inc.	90,250
14,000	Stillwater Mining Company*	457,625
2,000	Tiffany & Co.	193,000
7,000	Zale Corp.*	280,000
		4,649,774
	Australia (7.4%)
100,000	Delta Gold NL ADR	150,000
65,000	Normandy Mining Ltd.*	43,206
95,000	Resolute Limited	47,706
34,000	WMC Limited	145,801
3,500	WMC Limited ADR	61,250
		447,963
	Ghana (3.4%)
30,000	Ashanti Goldfields Co. Ltd.	$ 208,125
	Mexico (1.2%)
25,000	Industrias Penoles S.A.	72,452
	South Africa (3.9%)
7,500	AngloGold Ltd.	161,250
50,000	Randfontein Estates Ltd. ADR	75,000
		236,250
	United Kingdom (4.9%)
1,970	Anglo American plc ADR*	93,575
3,000	Rio Tinto plc ADR	201,750
		295,325
	Total Common Stocks and Warrants (cost $6,226,828)	5,909,889
	PREFERRED STOCK (1.1%)
5,100	Freeport-McMoRan Copper & Gold, Inc. Preferred Series C	64,706
	Total Preferred Stock (cost: $99,333)	64,706
Par Value	SHORT-TERM INVESTMENTS (1.3%)
$75,000	U.S. Treasury Bill, due 8/18/99	74,545
5,363	State Street Bank & Trust Repurchase Agreement, 3.50%, June 30, 1999, due July 1, 1999 (collateralized by $5,000 U.S. Treasury Bond 8.75%, due 8/15/20, market value: $6,525, proceeds at maturity: $5,363)	5,363
	Total Short Term Investments (cost:$79,908)	79,908
	Total Investments (cost: $6,406,069) (100.0%)	$6,054,503

* Indicates non-income producing security.
(1) Restricted security (note 4).
(2) Affiliated company.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS:
Investments at market value
(cost: $6,406,069) (note 1)	$6,054,502
Collateral for securities loaned,
at market value (note 6)	143,735
Dividends receivable:	2,548
Other assets	2,734
Total assets	6,203,519
LIABILITIES:
Payables:
Collateral for securities loaned (note 6)	143,735
Fund shares redeemed	2,000
Accrued expenses	48,192
Accrued management and distribution fees	6,238
Total liabilities	200,165
NET ASSETS: (applicable to 2,098,874
outstanding shares: 500,000,000 shares
of $.01 par value authorized)	$6,003,354
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
($6,003,354 ÷ 2,098,874)	$2.86
At June 30, 1999, net assets consisted of:
Paid-in capital	$20,603,987
Accumulated net realized loss on
investments	(14,172,592)
Accumulated deficit in net investment
income	(76,474)
Net unrealized depreciation on
investments and foreign currencies	(351,567)
$6,003,354
STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 48,157
Interest	2,363
Total investment income	50,520
EXPENSES:
Distribution (note 3)	30,402
Investment management (note 3)	30,402
Transfer Agent	25,704
Professional (note 3)	15,126
Registration (note 3)	14,876
Interest (note 5)	6,199
Directors	5,207
Printing	4,760
Other	1,884
Total expenses	134,560
Distribution plan expenses waived (note 3)	(7,566)
Net expenses	126,994
Net investment loss	(76,474)
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES AND FUTURES:
Net realized gain from foreign currency
and futures transactions	104,466
Net realized loss from security transactions	(1,678,842)
Unrealized appreciation of
investments and foreign
currencies during the period	1,741,716
Net realized and unrealized
loss on investments, foreign
currencies and futures	167,340
Net increase in net assets resulting
from operations	$90,866

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and December 31, 1998 and the year ended June 30, 1998

	June 30, 1999	December 31, 1998	June 30, 1998
OPERATIONS:
Net investment loss	$ (76,474)	$ (85,918)	$ (264,359)
Net realized gain (loss) from foreign currency and futures transactions	104,466	22,683	127,639
Net realized loss from security transactions	(1,678,842)	(1,644,546)	(11,052,895)
Unrealized appreciation (depreciation) of investments and foreign currencies during the period	1,741,716	(210,016)	4,613,405
Net decrease in net assets resulting from operations	90,866	(1,917,797)	(6,576,210)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains ($0.41 per share)	-	-	(835,640)
CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from capital share transactions (a)	(380,746)	(113,097)	519,320
Total decrease in net assets	(289,880)	(2,030,894)	(6,892,530)
NET ASSETS:
Beginning of period	6,293,234	8,324,128	15,216,658
End of period (including accumulated deficit in net investment income of $76,474 and $3,506, respectively)	$6,003,354	$6,293,234	$8,324,128

(a) Transactions in capital shares were as follows:
	June 30,1999		December 31,1998		June 30, 1998
	Shares	Value	Shares	Value	Shares	Value
Shares sold	168,895	$3,962,860	808,491	$3,962,860	707,565	$8,366,721
Shares issued in reinvestment of distributions	-	-	-	-	193,827	783,480
Shares redeemed	(302,415)	(882,470)	(371,213)	(1,115,138)	(861,998)	(4,227,020)
Net increase (decrease)	(133,520)	$(380,746)	(38,813)	$ (113,097)	140,320	$519,320

See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

(1) Midas Investors Ltd. (the "Fund") (formerly Bull & Bear Gold Investors Ltd.) is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over the-counter market that are not on the NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies and gold, platinum and silver coins are valued in U.S. dollars. Securities and bullion for which quotations are not readily available and other assets are valued as determined in good faith by or under the direction of the Board of Directors. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1998, the Fund had an unused capital loss carryforward of approximately $12,598,200 of which $3,474,200 and $9,124,000 expire in 2005 and 2006, respectively. Based upon Federal income tax cost of $6,406,069, gross unrealized appreciation and gross unrealized depreciation were $611,762 and $963,329, respectively at June 30, 1999. Distributions paid to shareholders differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards, wash sales, and capital gains distributions paid in the subsequent year.

 (3) The Fund retains Midas Management Corporation as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 1% on the first $10 million,

7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Effective June 30, 1999, the investment management agreement with CEF Advisers, Inc. ("CEF") (formerly Bull & Bear Advisers, Inc.) was transferred to the Investment Manager. The terms of the investment management agreement, other than the name of the investment manager, did not change. Certain officers and directors of the Fund are officers and directors of the Investment Manager, CEF and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager and CEF $1,827 for providing certain administrative and accounting services at cost for the six months ended June 30, 1999. During the six months ended June 30, 1999, the Fund paid $4,402 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager and CEF until March 31, 1999, in commissions for brokerage services. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. The Distributor has made a contractual partial fee waiver that will continue through May 1, 2000 and the Distributor waived $7,566 in distribution expenses for the six months ended June 30, 1999.

(4) Purchases and proceeds of sales of securities other than short term notes and bullion aggregated $2,371,540 and $3,440,175, respectively, for the six months ended June 30, 1999. On June 30, 1999, the Fund held an investment which is not publicly traded and is valued at fair value as determined in good faith by or under the direction of the Board of Directors. Date of acquisition and cost of such investment are as follows:

Units	Investment	Date of Acquisition	Cost	Value
333,333	Oxus Resources Corp. Units	8/15/96	$300,000	$195,000

At June 30, 1999, the total value of such investment represented 3.25% of net assets.

 (5) The Fund has a committed bank line of credit. At June 30, 1999, the balance outstanding was $143,735 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1999, the weighted average interest rate was 5.69% based on the balances outstanding during the year and the weighted average amount outstanding was $175,992.

 (6) As of June 30, 1999, the Fund loaned common stocks having a value of $134,991 and received cash collateral of $143,735 for the loan.

 The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income on the Statement of Operations for the six months ended June 30, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

 The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 Year 2000. The Fund could be adversely affected if computer systems used by The Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 1999 (Unaudited)	December 31, 1998	1998	1997	1996	1995	1994
PER SHARE DATA*
Net asset value at beginning of period	$2.82	$3.67	$7.14	$14.02	$13.13	$15.71	$16.98
Income from investment operations:
Net investment income (loss)	(.04)	(.04)	(.12)	(.25)	(.22)	-	(.11)
Net realized and unrealized gain (loss) on investments	.08	(.81)	2.94	(4.36)	2.72	(1.13)	(1.05)
Total from investment operations	.04	(.85)	3.06	(4.61)	2.50	(1.13)	(1.16)
Less distributions:
Distributions from net realized gains on investments	-	-	(.41)	(2.27)	(1.61)	(1.45)	(.11)
Total distributions	-	-	(.41)	(2.27)	(1.61)	(1.45)	(.11)
Net asset value at end of period	$2.86	$2.82	$3.67	$7.14	$14.02	$13.13	$15.71
TOTAL RETURN	1.42%	(23.16)%	(43.45)%	(37.81)%	21.01%	(8.01)%	(6.92)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)	$6,003	$6,293	$8,234	$15,217	$27,485	$29,007	$36,603
Ratio of expenses to average net assets (a) (b) (c)	4.18%**	4.32%**	3.88%	2.94%	3.05%	2.93%	2.57%
Ratio of net investment income (loss) to average net assets	(2.52)%**	(2.50)%**	(2.40)%	(2.06)%	(1.61)%	.01%	(.68)%
Portfolio turnover rate	38%	36%	136%	37%	61%	158%	129%

Per share net investment loss and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**Annualized.
(a)Ratios excluding interest expense were 3.97%**, 3.96%**, 3.57%, 2.77%, 2.93%, 2.82%, and 2.54%, for the six months ending June 30, 1999 and December 31, 1998 and the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively.
(b)Ratio after custodian credits was 4.30%** and 3.82% for the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.
(c)Ratio excluding waiver was 4.43%** for the six months ended June 30, 1999.

MIDAS INVESTORS

For Fund prospectuses and other
information, call toll-free

 1-800-400-MIDAS (6432)

 For shareholder services by
Investor Access, call toll-free

 1-888-503-VOICE (8642)

 Or access the Fund on the web at
www.midasfunds.com